Exhibit 10.2

FIRST AMENDMENT TO REVOLVING LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT, dated as of October 24, 2007 (this “Amendment”), to the Revolving Loan Credit Agreement, dated as of October 12, 2007, (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CDW Corporation, an Illinois corporation (the “Borrower”), the Lenders (as defined therein) party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as joint lead arrangers for the Credit Facilities (as defined therein), Morgan Stanley Senior Funding, Inc. as co-syndication agent and joint bookrunner, Deutsche Bank Securities Inc. as co-syndication agent and joint bookrunner, and Lehman Brothers Inc., as co-syndication agent and joint bookrunner.

R E C I T A L S:

The parties hereto have agreed to amend certain provisions of the Credit Agreement as herein set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The title page of the Credit Agreement is amended by adding the following at the end thereof:

“GENERAL ELECTRIC CAPITAL CORPORATION and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents”

(b) The definition of the term “Banking Services” is amended by amending and restating clause (a) thereof to read in its entirety as follows:

“(a) commercial credit cards (including cardless e-payable services),”

(b) The definition of the term “Sponsor Management Agreement” is amended and restated to read in its entirety as follows:

“Sponsor Management Agreement” shall mean the management agreement between certain management companies associated with the Sponsor and the Borrower and any direct or indirect parent company, as in effect on the Closing Date.

(c) The definition of the term “Fee Letter” is added to the Credit Agreement in its appropriate alphabetical order to read in its entirety as follows:

“Fee Letter” shall mean that certain Second Amended and Restated Fee Letter, dated as of July 10, 2007, by and among the Borrower, Holdings, Lehman Brothers Commercial Bank, Lehman Commercial Paper Inc., Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Island Branch, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

(d) Section 2.02(d) of the Credit Agreement is amended by replacing the phrase “by wire transfer of immediately available funds by 2:00 p.m.” appearing therein with the phrase “by wire transfer of immediately available funds by 2:30 p.m.”.

(e) Section 2.25(a) of the Credit Agreement is amended by replacing the phrase “the aggregate amount of Revolving Exposure (including outstanding Protective Advances) shall not exceed the aggregate Commitments.” appearing therein with the phrase “the aggregate amount of Revolving Exposure (including outstanding Protective Advances) shall not exceed the aggregate Revolving Commitments”.

(f) Section 5.04(i) of the Credit Agreement is amended by replacing the phrase “pursuant to the term of such [Schedule]” appearing therein with the phrase “pursuant to the term of such Schedule”.

(g) Section 5.04(k) of the Credit Agreement is amended by adding at the end thereof the following sentence:

“It is understood and agreed that the Administrative Agent shall provide each Lender with a copy of any appraisal and field examination report received by the Administrative Agent.”

(h) Clause (b)(xii) of Section 6.01 of the Credit Agreement is amended by replacing the phrase “refund or refinance” each time such phrase appears therein with the phrase “prepay, refund or refinance”.

(i) Clause (a) of Section 6.03 of the Credit Agreement is amended by replacing the phrase “after giving effect to such Restricted Payment and any related Borrowings” appearing therein with the phrase “after giving effect to such Restricted Payment and any related Borrowings (as reduced on a dollar for dollar basis by the aggregate amount of declared but unpaid dividends pursuant to clause (b)(i) below)”.

(j) Clause (b)(xviii) of Section 6.03 of the Credit Agreement is amended by replacing the phrase “any other subsidiary to the Borrower or any Subsidiary Guarantor” appearing therein with the phrase “any other subsidiary, in each case to the Borrower or any Subsidiary Guarantor”.

(k) Section 6.09 of the Credit Agreement is amended by deleting the phrase “and, in each case, without the consent of the Administrative Agent (which consent shall not be unreasonably withheld)” from such Section.

(l) Section 9.08 of the Credit Agreement is amended by amending and restating clause (iv) of paragraph (b) thereof to read in its entirety as follows:

“(iv) waive or amend this Section 9.08(b) or”

(m) Section 9.08 of the Credit Agreement is further amended by deleting paragraph (c) thereof in its entirety and replacing it with the following:

“(c) [Intentionally Reserved];”

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3. Effectiveness. This Amendment shall be effective on the date the Administrative Agent shall have received this Amendment, executed and delivered by the Administrative Agent, the Borrower and the Required Lenders

4. Representation and Warranties. Each of the Guarantors and the Borrower hereby represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representation and warranty refers to an earlier date, in which case it is true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing.

5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any Default, Event of Default or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

7. Reaffirmation. Each of the Guarantors hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CDW CORPORATION

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and Assistant Secretary

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually as a Lender, as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Peter B. York
Name:	Peter B. York
Title:	Senior Vice President

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Authorized Signatory

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

[Signature Page to First Amendment to Revolving Loan Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

[Signature Page to First Amendment to Revolving Loan Credit Agreement]